UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
November 21, 2012 (November 16, 2012)

ADVOCAT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 16, 2012, the United States District Court for the Middle District of Tennessee entered an order dismissing for lack of subject matter jurisdiction a lawsuit filed earlier this year against the directors of Advocat Inc. The court dismissed the lawsuit because it determined that the Plaintiff's claim did not satisfy the federal jurisdictional requirement that the amount in controversy exceed $75,000. Because the court dismissed the lawsuit on jurisdictional grounds, the Plaintiff is not barred from re-filing the claim in state court, where there is not a similar jurisdictional amount-in-controversy threshold.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVOCAT INC.

By:    /s/ Kelly Gill
Kelly Gill
Chief Executive Officer

Date:    November 21, 2012